UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 28, 2015 (January 22, 2015)

INVESTORS REAL ESTATE TRUST
 (Exact name of Registrant as specified in its charter)

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North Dakota	000-14851	45-0311232
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 31st Avenue SW, Suite 60
Post Office Box 1988
 Minot, ND 58702-1988
 (Address of principal executive offices) (Zip code)

(701) 837-4738
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                          Entry into a Material Definitive Agreement.

On January 22, 2015, IRET-71 France, LLC, a joint venture entity in which IRET Properties, the operating partnership of Investors Real Estate Trust, owns a 53% interest, closed on a construction loan with a borrowing capacity of up to $50.75 million. This loan was placed with PNC Bank, National Association, as Administrative Agent for the Lender.  The loan has a maturity date of July 1, 2018, is interest-only until maturity, and has a variable interest rate reset each month at 2.25% in excess of 30 day LIBOR, with the rate reset to 2.10% in excess of 30-day LIBOR when the development securing the loan provides cash flow to support a 1.10 times debt-service coverage ratio.  The loan has one twelve month extension option; if this option is exercised, the loan would begin amortizing principal over a thirty year period beginning July 1, 2018. The loan is fully-recourse to IRET Properties and its parent company, IRET, Inc., with joint and several repayment and completion guarantees from IRET Properties and IRET, Inc., and from certain of the principals in an IRET-71 France, LLC joint venture partner of IRET Properties.

The above description of the construction loan is a summary only and is qualified in its entirety by reference to the loan agreement. A copy of the loan agreement, the terms of which are incorporated by reference herein, is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.03.                          Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The discussion in Item 1.01 above is incorporated herein by reference.

Item 7.01.                          Regulation FD Disclosure.

A press release issued by the Borrower on January 28, 2015 to announce the construction loan entered into by IRET-71 France is attached hereto as Exhibit 99.1.
The information set forth in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except as expressly provided by specific reference in such a filing.

Item 9.01.                          Financial Statements and Exhibits.

(d) Exhibits

Exhibit
No.                                                                      Description

10.1*	Construction Loan Agreement dated as of January 22, 2015 by and between IRET-71 France, LLC as borrower, and PNC Bank National Association, as Administrative Agent.

99.1*	Press Release dated January 28, 2015.

*	Filed or Furnished herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS REAL ESTATE TRUST
Date: January 28, 2015	By:/s/ Timothy P. Mihalick Timothy P. Mihalick President & Chief Executive Officer

EXHIBIT INDEX

Exhibit
No.                                                                      Description

10.1*	Construction Loan Agreement dated as of January 22, 2015 by and between IRET-71 France, LLC as borrower, and PNC Bank National Association, as Administrative Agent.

99.1*	Press Release dated January 28, 2015

*	Filed or Furnished herewith.